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                                EXHIBIT 23(a)

                         CONSENT OF INDEPENDENT AUDITORS


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CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated January 19, 1996 with respect to the consolidated financial statements of Capital Holdings, Inc., included in its Annual Report (Form 10-k) for the year ended December 31, 1995, filed with the Securities and Exchange commission pertaining to the Employee Stock Purchase Plan.

                                                          ERNST & YOUNG, LLP

Toledo, Ohio
December 2, 1996